      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 1999



                                               SECURITIES ACT FILE NO. 333-76581


                                        INVESTMENT COMPANY ACT FILE NO. 811-9299

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         PRE-EFFECTIVE AMENDMENT NO. 1                       [X]
                          POST-EFFECTIVE AMENDMENT NO.                       [ ]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 1                              [X]
                        (Check appropriate box or boxes)

                            ------------------------


                                 MERRILL LYNCH
                         DISCIPLINED GROWTH FUND, INC.*
               (Exact Name of Registrant as Specified in Charter)


              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 TERRY K. GLENN
                  MERRILL LYNCH DISCIPLINED GROWTH FUND, INC.
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                                   Copies to:

               Counsel for the Fund:
                 BROWN & WOOD LLP                              Michael J. Hennewinkel, Esq.
              One World Trade Center                       MERRILL LYNCH ASSET MANAGEMENT, L.P.
           New York, New York 10048-0557                               P.O. Box 9011
          Attention: Frank P. Bruno, Esq.                    Princeton, New Jersey 08543-9011

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
       Soon as practicable after the date of this Registration Statement

                            ------------------------

 TITLE OF SECURITIES BEING REGISTERED:  Shares of Common Stock, par value $.10 per share.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* The Fund is in the process of changing its name to Merrill Lynch Disciplined Equity Fund, Inc.

            The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any State where the offer or sale is not permitted.

Prospectus                                                  [MERRILL LYNCH LOGO]


                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED MAY 11, 1999


[Merrill Lynch Artwork]         Merrill Lynch Disciplined Equity Fund, Inc.

                                                               June    , 1999

                    This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                             PAGE
[KEY FACTS ICON]
KEY FACTS
-----------------------------------------------------------------
The Merrill Lynch Disciplined Equity Fund at a Glance.......    3
Fees and Expenses...........................................    4

[FUND DETAILS ICON]
DETAILS ABOUT THE FUND
-----------------------------------------------------------------
How the Fund Invests........................................    6
Investment Risks............................................    7
About the Portfolio Manager.................................   12

[YOUR ACCOUNT ICON]
YOUR ACCOUNT
-----------------------------------------------------------------
Merrill Lynch Select Pricing(SM) System.....................   14
How to Buy, Sell, Transfer and Exchange Shares..............   21
Participation in Merrill Lynch Fee-Based Programs...........   25

[MANAGEMENT ICON]
MANAGEMENT OF THE FUND
-----------------------------------------------------------------
Merrill Lynch Asset Management..............................   27

[MORE INFORMATION ICON]
FOR MORE INFORMATION
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

Key Facts[KEY FACTS ICON]

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- shares of ownership of a corporation.


THE MERRILL LYNCH DISCIPLINED EQUITY FUND AT A GLANCE

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek both capital appreciation and current income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in income-producing COMMON STOCKS with a focus on common stocks of companies that Fund management believes are likely to experience consistent earnings growth over time. To a lesser extent, the Fund also may invest in securities convertible into common stock and rights to subscribe to common stock of these companies. The Fund may invest in the securities of foreign companies in the form of American Depository Receipts and may invest up to 20% of its total assets in other securities issued by foreign companies. We cannot guarantee that the Fund will achieve its goals.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any fund, the value of the Fund's investments -- and therefore the value of Fund shares -- may go up or down. These changes may occur because the stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. Since foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investments in foreign securities involve special risks. If the value of the Fund's investments goes down, you may lose money.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

       - Are investing with long term goals, such as retirement or funding a child's education.

       - Want a professionally managed and diversified portfolio.

       - Are willing to accept the risk that the value of your investment may decline in exchange for potentially higher long term returns.

       - Are prepared to receive taxable distributions of ordinary income and capital gains.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                    3

[KEY FACTS ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEE -- a fee paid to the Manager for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.


  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT):                                       CLASS A   CLASS B(a)   CLASS C    CLASS D
-----------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases
  (as a percentage of offering price)               5.25%(b)   None        None       5.25%(b)
-----------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a
  percentage of original purchase price or
  redemption proceeds, whichever is lower)          None(c)    4.0%(b)     1.0%(b)    None(c)
-----------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on Dividend
  Reinvestments                                     None       None        None       None
-----------------------------------------------------------------------------------------------
  Redemption Fee                                    None       None        None       None
-----------------------------------------------------------------------------------------------
  Exchange Fee                                      None       None        None       None
-----------------------------------------------------------------------------------------------
  Maximum Account Fee                               None       None        None       None
-----------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS):
-----------------------------------------------------------------------------------------------
  Management Fee                                    0.65%      0.65%       0.65%      0.65%
-----------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(d)       None       1.00%       1.00%      0.25%
-----------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency
  fees)(e)                                          0.28%      0.28%       0.28%      0.28%
-----------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(f)            0.93%      1.93%       1.93%      1.18%
-----------------------------------------------------------------------------------------------


(a) Class B shares automatically convert to Class D shares about 8 years after you buy them and will no longer be subject to distribution fees.

(b) Some investors may qualify for reductions in the sales charge (load).

(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(d) The Fund calls the Service Fee an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(e) Information under "Other Expenses" is estimated for the Fund's first fiscal year ending April 30, 2000. The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. The Manager provides accounting services to the Fund at its cost.

(f) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

4                                    MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:


                        1 YEAR   3 YEARS
----------------------------------------
 Class A                 $615     $806
----------------------------------------
 Class B                 $596     $806
----------------------------------------
 Class C                 $296     $606
----------------------------------------
 Class D                 $639>    $880
----------------------------------------


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:


                        1 YEAR   3 YEARS
----------------------------------------
 Class A                 $615     $806
----------------------------------------
 Class B                 $196     $606
----------------------------------------
 Class C                 $196     $606
----------------------------------------
 Class D                 $639     $880
----------------------------------------


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                    5

Details About the Fund [FUND DETAILS ICON]

ABOUT THE PORTFOLIO MANAGER

George H. Burwell is a Vice President and the senior portfolio manager of the Fund. Mr. Burwell has been a First Vice President of Merrill Lynch Asset Management since 1999.

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch Asset Management.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The investment objective of the Fund is to seek both capital appreciation and current income. The Fund tries to achieve its objective by investing primarily in income-producing common stocks of companies that Fund management believes are likely to experience consistent earnings growth over time. Fund management believes that the common stocks of companies that have consistent earnings growth are likely to increase in market price. Fund management looks specifically for stocks that are experiencing consistent earnings growth but whose market prices do not reflect that growth. In other words, the Fund seeks to buy stocks that have a "growth" bias but that Fund management believes are undervalued. There can be no assurance that the Fund's investment objective will be achieved.



Fund management uses a disciplined approach in selecting portfolio investments. Some of the factors that Fund management will consider include:


       - Historical growth rate of earnings and dividends

       - Issuing company's potential to generate cash flows

       - Price/earnings multiple of the stock relative to the market

Although the Fund emphasizes investment in common stocks, it may also invest in other equity securities including, but not limited to, the following:

       - Securities convertible into common stock

       - Preferred stock

       - Rights and warrants to subscribe to common stock

The Fund generally will invest at least 65% of its total assets in equity securities.

The Fund may invest in companies of any size but emphasizes common stocks of companies having a medium to large stock market capitalization ($1 billion or more).

The Fund may invest without limitation in the securities of foreign companies in the form of American Depository Receipts ("ADRs"). In addition, the Fund may invest up to 20% of its total assets in other forms of securities of foreign companies, including European Depository Receipts ("EDRs") or other securities convertible into securities of foreign companies.

The Fund may also lend its portfolio securities.

6                                  MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Fund may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible bonds or government and money market securities when Fund management is unable to find enough attractive equity investments and to reduce exposure to equities when management believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its goal of capital appreciation and current income.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

STOCK MARKET AND SELECTION RISK -- Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK -- Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets:

       - The economies of some foreign markets often do not compare favorably with that of the United States in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                    7

[FUND DETAILS ICON] Details About the Fund

         foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

       - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

       - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

       - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

       - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

       - Foreign markets have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to sell an investment because of these delays.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU) -- A number of European countries entered into EMU in an effort to reduce trade barriers between

8                               MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro and are listed, trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

       - If the transition to the euro, or EMU as a whole, does not proceed as planned

       - If a participating country withdraws from EMU

       - If computing, accounting and trading systems do not properly recognize the euro as a distinct currency.

Risks associated with certain types of obligations in which the Fund may invest include:

CONVERTIBLES -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. The issuer of the convertible may be the same as or different from the issuer of the underlying common stock.

Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). The market may value a convertible based in part on this stream of current income payments and in part on the value of the underlying common stock. The value of a convertible may react to market interest rates similarly to the value of regular debt securities: if market interest rates rise, the value of a convertible usually falls. Because it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.

WARRANTS -- A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                    9

[FUND DETAILS ICON] Details About the Fund

warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

SECURITIES LENDING -- Securities lending involves the risk that the borrower to which the Fund has loaned its securities may not return the securities in a timely manner or at all. As a result, the Fund might suffer costs and delay in recovering the securities it loaned. In addition, if the Fund does not get the securities it loaned back and the value of the collateral the Fund received in return for the loaned securities falls, the Fund could lose money.

ILLIQUID SECURITIES -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES -- Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

RULE 144A SECURITIES -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

REPURCHASE AGREEMENTS; PURCHASE AND SALE CONTRACTS -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails


10                                MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

to repurchase the security in either situation and the market value declines, the Fund may lose money.

DERIVATIVES -- The Fund may use derivative instruments including futures, forwards, options, and indexed securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index such as the Standard & Poor's Composite 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

      Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

      Currency risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                   11

[FUND DETAILS ICON]
ABOUT THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------


George H. Burwell, a First Vice President of the Manager since 1999, as well as a Vice President and Senior Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Burwell, a Chartered Financial Analyst, has had 15 years experience as a research analyst/portfolio manager. He was Senior Portfolio Manager for equities at the Delaware Investments Family of Funds from 1992 to 1999. He managed a number of registered mutual funds, including the Devon Fund series of Delaware Group Equity Funds I, Inc. from its inception on December 29, 1993 to March 17, 1999. Mr. Burwell also managed the Devon Series of Delaware Group Premium Fund, Inc., a variable annuity contract portfolio, from May 1, 1997 to March 17, 1999. The investment objective, policies and strategies of the Devon Fund and the Devon Series are substantially similar in all material respects to those of the Fund, although both the Devon Fund and the Devon Series generally invest at least 65% of their respective assets in dividend-paying stocks, while the Fund generally invests at least 65% of its assets in equity securities, but not necessarily in dividend-paying common stocks. The Fund does intend, however, to invest primarily in dividend-paying common stocks.



The cumulative total return for Class A shares of the Devon Fund from its inception through December 31, 1998 was 190.97%. At December 31, 1998, the Devon Fund had $287.6 million in net assets. The cumulative total return for the Devon Series from its inception through December 31, 1998 was 57.90%. At December 31, 1998, the Devon Series had $68.6 million in net assets. As portfolio manager of the Devon Fund and the Devon Series, Mr. Burwell had full discretionary authority over the selection of investments for each fund. Average annual returns for the one-year, three-year and five-year periods ended December 31, 1998 to the extent applicable and for the entire period during which Mr. Burwell managed the Devon Fund and the Devon Series compared with the performance of the


 12
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

Standard & Poor's 500 Composite Stock Total Return Index were:


                                                THE DEVON     THE DEVON
                                                 FUND(1)      SERIES(2)    S&P 500 INDEX(3)
-------------------------------------------------------------------------------------------
 One Year                                        22.17%        24.04%           28.58%
-------------------------------------------------------------------------------------------
 Three Years                                     26.53%        N/A              28.23%
-------------------------------------------------------------------------------------------
 Five Years                                      23.72%        N/A              24.06%
-------------------------------------------------------------------------------------------
 Devon Fund
 Inception through March 17, 1999(4)             20.84%        N/A           24.11%
-------------------------------------------------------------------------------------------
 Devon Series
 Inception through March 17, 1999(5)             N/A           22.14%        31.60%
-------------------------------------------------------------------------------------------



 . Average annual total return reflects changes in Class A share prices and reinvestment of dividends and distributions and is net of fund expenses, but does not reflect a deduction for the maximum front-end sales charge of 5.75%. From commencement of operations through December 31, 1997, Delaware Management Company, Inc. ("Delaware") voluntarily waived a portion of the annual management fee payable by the Devon Fund and paid the Devon Fund's expenses necessary to ensure that "Total Operating Expenses" of the Devon Fund (excluding Rule 12b-1 expenses) did not exceed 0.95%. Beginning January 1, 1998, Delaware agreed to waive a portion of the annual management fee payable by the Devon Fund and paid the Devon Fund's expenses necessary to ensure that "Total Operating Expenses" of the Devon Fund (excluding taxes, interest, brokerage commissions, extraordinary expenses and Rule 12b-1 expenses) did not exceed 1.00%. Without such waivers and reimbursements, returns would have been lower.



2. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. From commencement of operations, Delaware voluntarily waived a portion of the annual management fee payable by the Devon Series and paid the Devon Series's expenses necessary to ensure that "Total Operating Expenses" of the Devon Series (excluding taxes, interest, brokerage commissions and extraordinary expenses) did not exceed 0.80%. Without such waivers and reimbursements, returns would have been lower.


3. The Standard & Poor's 500 Composite Stock Total Return Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.


4. The inception date for Class A shares of the Devon Fund was December 29,
  1993.



5. The inception date for the Devon Series was May 1, 1997.


HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE DEVON FUND AND THE DEVON SERIES ARE SEPARATE FUNDS AND THEIR HISTORICAL PERFORMANCE IS NOT INDICATIVE OF THE POTENTIAL PERFORMANCE OF THE FUND. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

Mr. Burwell holds a Bachelor of Arts degree from the University of Virginia. Prior to joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                   13

Your Account [YOUR ACCOUNT ICON]

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

14                                   MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                                   CLASS A                       CLASS B                       CLASS C
---------------------------------------------------------------------------------------------------------------
Availability               Limited to certain            Generally available           Generally available
                           investors including:          through Merrill Lynch.        through Merrill Lynch.
                           - Current Class A             Limited availability          Limited availability
                             shareholders                through other securities      through other securities
                           - Certain Retirement          dealers.                      dealers.
                             Plans
                           - Participants in
                             certain Merrill Lynch
                             sponsored programs
                           - Certain affiliates of
                             Merrill Lynch.
---------------------------------------------------------------------------------------------------------------
Initial Sales Charge?      Yes. Payable at time of       No. Entire purchase           No. Entire purchase
                           purchase. Lower sales         price is invested in          price is invested in
                           charges available for         shares of the Fund.           shares of the Fund.
                           larger investments.
---------------------------------------------------------------------------------------------------------------
Deferred Sales             No. (May be charged for       Yes. Payable if you           Yes. Payable if you
Charge?                    purchases over $1             redeem within four years      redeem within one year
                           million that are              of purchase.                  of purchase.
                           redeemed within one
                           year.)
---------------------------------------------------------------------------------------------------------------
Account Maintenance        No.                           0.25% Account                 0.25% Account
and Distribution                                         Maintenance Fee 0.75%         Maintenance Fee 0.75%
Fees?                                                    Distribution Fee.             Distribution Fee.
---------------------------------------------------------------------------------------------------------------
Conversion to Class D      No.                           Yes, automatically after      No.
shares?                                                  approximately eight
                                                         years.
---------------------------------------------------------------------------------------------------------------

                               CLASS D
-----------------------------------------------------------------
Availability           Generally available
                       through Merrill Lynch.
                       Limited availability
                       through other securities
                       dealers.
-----------------------------------------------------------------
Initial Sales Charge?  Yes. Payable at time of
                       purchase. Lower sales
                       charges available for
                       larger investments.
-----------------------------------------------------------------
Deferred Sales         No. (May be charged for
Charge?                purchases over $1
                       million that are
                       redeemed within one
                       year.)
-----------------------------------------------------------------
Account Maintenance    0.25% Account
and Distribution       Maintenance Fee No
Fees?                  Distribution Fee.
-----------------------------------------------------------------
Conversion to Class D  No.
shares?
-----------------------------------------------------------------


MERRILL LYNCH DISCIPLINED EQUITY FUND,INC.                                    15

[YOUR ACCOUNT ICON] Your Account

SUBSCRIPTION OFFERING


You will initially be able to buy shares of the Fund during the subscription period, which is expected to end on June 22, 1999. During the subscription period, the Distributor, Merrill Lynch and other securities dealers that have entered into agreements with the Distributor, will solicit subscriptions. The subscriptions will be payable on the third business day after the end of the subscription period. At that time, the Fund will begin operations and will issue the Class A, Class B, Class C and Class D shares.


The Fund and the Distributor may agree to extend the subscription period, but either the Fund or the Distributor also may terminate the subscription offering at any time. If the subscription offering is terminated, the Fund will not begin operations and will not issue any shares, or will issue only a limited number of shares.

The minimum initial purchase for Class A, Class B, Class C or Class D shares during the subscription period is $1,000, except for retirement plans where the minimal initial purchase is $100, or certain fee-based programs where the minimum initial purchase is $250. If you purchase Class A or Class D shares during the subscription period you will pay the following public offering price, which includes a sales charge:

                                                      SUBSCRIPTION PERIOD
                             ---------------------------------------------------------------------
                                                                           SECURITIES DEALERS'
                                                  SALES CHARGE                  CONCESSION
                                           --------------------------   --------------------------
                                                        PERCENTAGE*                  PERCENTAGE*
                               PUBLIC                    OF PUBLIC                    OF PUBLIC
                              OFFERING      DOLLAR        OFFERING       DOLLAR        OFFERING
                                PRICE       AMOUNT         PRICE         AMOUNT         PRICE
--------------------------------------------------------------------------------------------------
 Less than $25,000             $10.554       $.554          5.25%         $.554          5.25%
--------------------------------------------------------------------------------------------------
 $25,000 but less than
 $50,000                        10.499        .499          4.75           .499          4.75
--------------------------------------------------------------------------------------------------
 $50,000 but less than
 $100,000                       10.417        .417          4.00           .417          4.00
--------------------------------------------------------------------------------------------------
 $100,000 but less than
 $250,000                       10.309        .309          3.00           .309          3.00
--------------------------------------------------------------------------------------------------
 $250,000 but less than
 $1,000,000                     10.204        .204          2.00           .204          2.00
--------------------------------------------------------------------------------------------------
 $1,000,000 and over**          10.000        .000          .000           .000          .000
--------------------------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more. If the sales charge is waived, such purchases will be subject to a deferred sales charge of 1.0% if the shares are redeemed within one year after purchase. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain 401(k) plans.


 16                              MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

The Fund receives $10.00 per share from the sale of all Class A and Class D shares sold during the subscription period.

You will pay a public offering price of $10.00 per share for any Class B or Class C shares you purchase during the subscription period. Please see "Class B and Class C Shares -- Deferred Sales Charge Options" below, however, for information on deferred sales charges and ongoing account maintenance and distribution fees that may apply to such shares.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                   17

[YOUR ACCOUNT ICON] Your Account

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.
LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.

CONTINUOUS OFFERING
Beginning immediately after the end of the subscription offering, the Distributor and other eligible securities dealers (including Merrill Lynch) will offer shares of the Fund continuously to the public.

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                        DEALER
                                                                     COMPENSATION
                              AS A % OF            AS A % OF           AS A % OF
     YOUR INVESTMENT        OFFERING PRICE     YOUR INVESTMENT*     OFFERING PRICE
-----------------------------------------------------------------------------------
 Less than $25,000              5.25%                5.54%               5.00%
-----------------------------------------------------------------------------------
 $25,000 but less than
 $50,000                        4.75%                4.99%               4.50%
-----------------------------------------------------------------------------------
 $50,000 but less than
 $100,000                       4.00%                4.17%               3.75%
-----------------------------------------------------------------------------------
 $100,000 but less than
 $250,000                       3.00%                3.09%               2.75%
-----------------------------------------------------------------------------------
 $250,000 but less than
 $1,000,000                     2.00%                2.04%               1.80%
-----------------------------------------------------------------------------------
 $1,000,000 and over**          0.00%                0.00%               0.00%
-----------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

       - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT.

       - Merrill Lynch Blueprint(SM) Program participants.


18                                   MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

       - TMA(SM) Managed Trusts.

       - Certain Merrill Lynch investment or central asset accounts.

       - Certain employer-sponsored retirement or savings plans.

       - Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.

       - Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees.

       - Certain Merrill Lynch fee-based programs.

Only certain investors are eligible to buy Class A shares. Your Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                   19

[YOUR ACCOUNT ICON] Your Account

CLASS B SHARES

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

  YEARS SINCE PURCHASE     SALES CHARGE*
------------------------------------------
 0 - 1                    4.00%
------------------------------------------
 1 - 2                    3.00%
------------------------------------------
 2 - 3                    2.00%
------------------------------------------
 3 - 4                    1.00%
------------------------------------------
 4 AND THEREAFTER         0.00%
------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

       - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
       - Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch Blueprint Program and certain retirement plan rollovers.
       - Redemption in connection with participation in certain Merrill Lynch fee-based programs.
       - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate.
       - Withdrawals resulting from involuntary termination of an account in which Fund shares are held.
       - Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B or Class C account value at the time the plan is established.

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment


20                                   MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held, withdrawals through the Merrill Lynch systematic withdrawal plan and purchases using proceeds from the sale of a certain Merrill Lynch closed-end fund under certain circumstances.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers during the continuous offering of the Fund's shares, which will begin immediately after the end of the subscription offering. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                   21

[YOUR ACCOUNT ICON]


  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Buy Shares                First, select the share class              Refer to the Merrill Lynch Select Pricing table on page 15.
                          appropriate for you                        Be sure to read this prospectus carefully.


                          ------------------------------------------------------------------------------------------------------
                          Next, determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                          investment                                 all accounts except:      - $250 for certain Merrill Lynch
                                                                     fee-based programs
                                                                          - $100 for retirement plans
                                                                     (The minimums for initial investments may be waived under
                                                                     certain circumstances.)


                          ------------------------------------------------------------------------------------------------------
                          Have your Merrill Lynch Financial          The price of your shares is based on the next calculation
                          Consultant or securities dealer            of net asset value after your order is placed. Any purchase
                          submit your purchase order                 orders placed within fifteen minutes after the close of
                                                                     business on the New York Stock Exchange will be priced at
                                                                     the net asset value determined that day.
                                                                     Purchase orders placed after that time will be priced at
                                                                     the net asset value determined on the next business day.
                                                                     The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently
                                                                     $5.35.


                          ------------------------------------------------------------------------------------------------------
                          Or contact the Transfer Agent              To purchase shares directly, call the Transfer Agent at
                                                                     1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
--------------------------------------------------------------------------------------------------------------------------------
Add to Your               Purchase additional shares                 The minimum investment for additional purchases is $50 for
Investment                                                           all accounts except that retirement plans have a minimum
                                                                     additional purchase of $1.
                                                                     (The minimums for additional purchases may be waived under certain circumstances.)


                          ------------------------------------------------------------------------------------------------------
                          Acquire additional shares through          All dividends and capital gains distributions are
                          the automatic dividend reinvestment        automatically reinvested without a sales charge.
                          plan


                          ------------------------------------------------------------------------------------------------------
                          Participate in the automatic               You may invest a specific amount on a periodic basis
                          investment plan                            through certain Merrill Lynch investment or central asset
                                                                     accounts.
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to        Transfer to a participating                You may transfer your Fund shares only to another
Another Securities        securities dealer                          securities dealer that has entered into an agreement with
Dealer                                                               Merrill Lynch. All shareholder services will be available
                                                                     for the transferred shares. You may only purchase
                                                                     additional shares of funds previously owned before the
                                                                     transfer. All future trading of these assets must be
                                                                     coordinated by the receiving firm.
--------------------------------------------------------------------------------------------------------------------------------



 22                                    MERRILL LYNCH DISCIPLINED EQUITY FUND,
INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to        Transfer to a non-participating            You must either:
Another Securities        securities dealer                          - Transfer your shares to an account with the Transfer
Dealer (continued)                                                     Agent; or
                                                                     - Sell your shares.
--------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares          Have your Merrill Lynch Financial          The price of your shares is based on the next calculation
                          Consultant or securities dealer            of net asset value after your order is placed. For your
                          submit your sales order                    redemption request to be priced at the net asset value on
                                                                     the day of your request, you must submit your request to
                                                                     your dealer within fifteen minutes after that day's close
                                                                     of business on the New York Stock Exchange (generally 4:00
                                                                     p.m. Eastern time). Any redemption request placed after
                                                                     that time will be priced at the net asset value at the
                                                                     close of business on the next business day. Dealers must
                                                                     submit redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock
                                                                     Exchange on the day the request was received.
                                                                     Securities dealers, including Merrill Lynch, may charge a
                                                                     fee to process a redemption of shares. Merrill Lynch
                                                                     currently charges a fee of $5.35. No processing fee is
                                                                     charged if you redeem shares directly through the Transfer
                                                                     Agent.
                                                                     The Fund may reject an order to sell shares under certain
                                                                     circumstances.
                          ------------------------------------------------------------------------------------------------------
                          Sell through the Transfer Agent            You may sell shares held at the Transfer Agent by writing
                                                                     to the Transfer Agent at the address on the inside back
                                                                     cover of this prospectus. All shareholders on the account
                                                                     must sign the letter and signatures must be guaranteed. If you hold stock certificates, return the certificates with
                                                                     the letter. The Transfer Agent will normally mail
                                                                     redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption
                                                                     request before the Fund has collected payment for the
                                                                     purchase of shares, the Fund or the Transfer Agent may
                                                                     delay mailing your proceeds. This delay will usually not
                                                                     exceed ten days.
                                                                     If you hold share certificates, they must be delivered to
                                                                     the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                                     Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                   23

[YOUR ACCOUNT ICON] Your Account

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Sell Shares               Participate in the Fund's Systematic       You can choose to receive systematic payments from your
Systematically            Withdrawal Plan                            Fund account either by check or through direct deposit to
                                                                     your bank account on a monthly or quarterly basis. If you
                                                                     have a Merrill Lynch CMA(R), CBA(R) or Retirement Account
                                                                     you can arrange for systematic redemptions of a fixed
                                                                     dollar amount on a monthly, bi-monthly, quarterly,
                                                                     semi-annual or annual basis, subject to certain conditions.
                                                                     Under either method you must have dividends and other
                                                                     distributions automatically reinvested. For Class B and C
                                                                     shares your total annual withdrawals cannot be more than
                                                                     10% per year of the value of your shares at the time your
                                                                     plan is established. The deferred sales charge is waived
                                                                     for systematic redemptions. Ask your Merrill Lynch
                                                                     Financial Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------
Exchange Your             Select the fund into which you want        You can exchange your shares of the Fund for shares of many
Shares                    to exchange. Be sure to read that          other Merrill Lynch mutual funds. You must have held the
                          fund's prospectus                          shares used in the exchange for at least 15 calendar days
                                                                     before you can exchange to another fund.
                                                                     Each class of Fund shares is generally exchangeable for
                                                                     shares of the same class of another fund. If you own Class
                                                                     A shares and wish to exchange into a fund in which you have no Class A shares, you will exchange into Class D shares.
                                                                     Some of the Merrill Lynch mutual funds impose a different
                                                                     initial or deferred sales charge schedule. If you exchange
                                                                     Class A or D shares for shares of a fund with a higher
                                                                     initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                                     exchange Class B shares for shares of a fund with a
                                                                     different deferred sales charge schedule, the higher
                                                                     schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                     period for calculating a deferred sales charge at
                                                                     redemption. If you exchange Class A or D shares for money
                                                                     market fund shares, you will receive Class A shares of
                                                                     Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.
                                                                     Although there is currently no limit on the number of
                                                                     exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
--------------------------------------------------------------------------------------------------------------------------------


24                                   MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                   25

[YOUR ACCOUNT ICON] Your Account

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income and any net realized long or short term capital gains annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive DIVIDENDS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.


26                                   MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

Management of the Fund [MANAGEMENT OF THE FUND ICON]

MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------


Merrill Lynch Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Manager may pay a fee for services it receives. The Fund pays the Manager a fee at the annual rate of 0.65% of the average daily net assets of the Fund.



Merrill Lynch Asset Management is part of the Asset Management Group, which had approximately $515 billion in investment company and other portfolio assets under management as of March 1999. This amount includes assets managed for Merrill Lynch affiliates.


A NOTE ABOUT YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                                   27

                      (This page intentionally left blank)


                  MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

                        [ML POTENTIAL INVESTORS CHART]

                                                  POTENTIAL
                                                  INVESTORS

                                        Open an account (two options).
                           1                                                    2

                    MERRILL LYNCH                                         TRANSFER AGENT
                 FINANCIAL CONSULTANT
                 or SECURITIES DEALER                              FINANCIAL DATA SERVICES, INC.
                                                                          P.O. Box 45289
    Advises shareholders on their Fund investments.              Jacksonville, Florida 32232-5289

                                                                       Performs shareholder
                                                              recordkeeping and reporting services.

                                                 DISTRIBUTOR

                                       MERRILL LYNCH FUNDS DISTRIBUTOR,
                               A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.
                                                P.O. Box 9081
                                       Princeton, New Jersey 08543-9081

                                    Arranges for the sale of Fund shares.

                 COUNSEL                            THE FUND                            CUSTODIAN

             BROWN & WOOD LLP                The Board of Directors      Holds the Fund's assets for safekeeping.
          One World Trade Center               oversees the Fund.
      New York, New York 10048-0557

    Provides legal advice to the Fund.


           INDEPENDENT AUDITORS                                               INVESTMENT MANAGER

           Audits the financial                                     MERRILL LYNCH ASSET MANAGEMENT, L.P.
    statements of the Fund on behalf of
            the shareholders.                                               ADMINISTRATIVE OFFICES
                                                                            800 Scudders Mill Road
                                                                         Plainsboro, New Jersey 08536

                                                                               MAILING ADDRESS
                                                                                P.O. Box 9011
                                                                       Princeton, New Jersey 08543-9011

                                                                               TELEPHONE NUMBER
                                                                                1-800-MER-FUND

                                                                  Manages the Fund's day-to-day activities.


                  MERRILL LYNCH DISCIPLINED GROWTH FUND, INC.

[MORE INFORMATION ICON]
SHAREHOLDER REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER- FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.
Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above, if you have any questions.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1- 800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CON-
TAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM INFORMATION CONTAINED IN THIS PROSPECTUS.
Investment Company Act file #811-9299

Code #16463-05-99

(C) Merrill Lynch Asset Management, L.P.

                                                                            LOGO
                                                                   June   , 1999

                                                                          (LOGO)
                                                    Merrill Lynch

                                                    Disciplined Equity

                                                    Fund, Inc.

THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL
THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 11, 1999


                      STATEMENT OF ADDITIONAL INFORMATION


                  MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.


   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800

                            ------------------------


     Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is a diversified, open-end management investment company that seeks to provide shareholders with both capital appreciation and current income. The Fund will seek to achieve its investment objective by investing primarily in income-producing common stocks of companies that Fund management believes are likely to experience consistent earnings growth over time. For more information on the Fund's investment objectives and policies, see "Investment Objective and Policies."


     Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated June
  , 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling 1-800-637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------

     The date of this Statement of Additional Information is June   , 1999.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies...........................    2
  European Economic and Monetary Union ("EMU")..............    3
  Derivatives...............................................    3
  Convertible Securities....................................    7
  Warrants..................................................    9
  Other Investment Policies and Practices...................    9
  Investment Restrictions...................................   11
  Portfolio Turnover........................................   13
Management of the Fund......................................   14
  Directors and Officers....................................   14
  Compensation of Directors.................................   15
  Management and Advisory Arrangements......................   16
  Code of Ethics............................................   17
Purchase of Shares..........................................   17
  Initial Sales Charge Alternatives -- Class A and Class D
     Shares.................................................   18
  Deferred Sales Charge Alternatives -- Class B and Class C
     Shares.................................................   22
  Distribution Plans........................................   25
  Limitations on the Payment of Deferred Sales Charges......   26
Redemption of Shares........................................   27
  Redemption................................................   27
  Repurchase................................................   28
  Reinstatement Privilege -- Class A and Class D Shares.....   28
Pricing of Shares...........................................   28
  Determination of Net Asset Value..........................   28
Portfolio Transactions and Brokerage........................   29
  Transactions in Portfolio Securities......................   29
Shareholder Services........................................   31
  Investment Account........................................   31
  Exchange Privilege........................................   31
  Fee-Based Programs........................................   34
  Retirement Plans..........................................   34
  Automatic Investment Plans................................   34
  Automatic Dividend Reinvestment Plan......................   34
  Systematic Withdrawal Plans...............................   35
Dividends and Taxes.........................................   36
  Dividends.................................................   36
  Taxes.....................................................   36
  Tax Treatment of Options and Futures Transactions.........   37
  Special Rules for Certain Foreign Currency Transactions...   38
Performance Data............................................   39
General Information.........................................   40
  Description of Shares.....................................   40
  Independent Auditors......................................   40
  Custodian.................................................   40
  Transfer Agent............................................   40
  Legal Counsel.............................................   41
  Reports to Shareholders...................................   41
  Shareholder Inquiries.....................................   41
  Additional Information....................................   41
Independent Auditors' Report................................   42
Statement of Assets and Liabilities.........................   43

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek both capital appreciation and current income. The Fund will seek to achieve its investment objective by investing primarily in income-producing common stocks of companies that Fund management believes are likely to experience consistent earnings growth over time. Fund management looks specifically for stocks that are experiencing consistent earnings growth but whose market prices do not reflect that growth. In other words, the Fund seeks to buy stocks that have a "growth" bias but that Fund management believes are undervalued. There can be no assurance that the investment objective of the Fund will be realized. The investment objective of the Fund set forth in the first sentence of this paragraph is a fundamental policy of the Fund which may not be changed without a vote of a majority of its outstanding shares as defined below.



     Fund management uses a disciplined approach in selecting portfolio investments. Some of the factors Fund management will consider include historical growth rate of earnings and dividends, the issuing company's potential to generate cash flows, and the price/earnings multiple of the stock relative to the market. Emphasis also will be given to companies having medium to large stock market capitalizations ($1 billion or more).



     Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock, preferred stock and rights and warrants to subscribe for common stock. The Fund generally will invest 65% of its total assets in equity securities. The Fund may also invest in debt securities rated investment grade by a nationally recognized statistical ratings organization, U.S. Government and money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of Fund management, prevailing market or economic conditions warrant.


     The Fund may invest up to 20% of its total assets in equity securities of foreign issuers with the foregoing characteristics. (Purchases of American Depositary Receipts ("ADRs"), however, are not subject to this restriction.) Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as the United States investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments may be subject to foreign withholding taxes. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The ability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities.

There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     The Fund may invest in the securities of foreign issuers in the form of ADRs, European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

EUROPEAN ECONOMIC AND MONETARY UNION ("EMU")

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.

     No assurance can be given that EMU will take effect, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws. In addition, computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. If not properly addressed, this may negatively affect the operations of the companies in which the Fund invests.

DERIVATIVES

     The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's Composite 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

     Hedging. The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

     The Fund may use the following types of derivative instruments and trading strategies:

  Indexed Securities

     The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk.

  Options on Securities and Securities Indices

     Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

     Purchasing Call Options. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

     The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

     The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

     Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

  Futures

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

  Risk Factors in Derivatives

     Derivatives are volatile and involve significant risks, including:

          Credit risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

          Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

          Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

          Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

     The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

     Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

  Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

     Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the [Investment Adviser] [Manager] anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

CONVERTIBLE SECURITIES

     Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or
(ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible").

     The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, the Manager will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertible component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

     A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

     More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund's objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

     The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

WARRANTS

     Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

OTHER INVESTMENT POLICIES AND PRACTICES

     Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     When Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of liquid securities having a market value at all times at least equal to the amount of the forward commitment.

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of Fund management, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, Fund management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.

     Lending of Portfolio Securities. Subject to the investment restrictions set forth in the Prospectus and herein, the Fund may, from time to time, lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

     Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on foreign securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in foreign securities, including the risk of loss of principal.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that the Fund (i) may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, the Fund may not:

             a. Purchase securities of other investment companies except to the extent permitted by applicable law. Applicable law currently allows the Fund to purchase the securities of other investment companies if immediately thereafter, not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund; (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company; (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities; and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

             b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

             c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

             d. Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

     The staff of the Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on financial futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

     As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or
(b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

     Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Manager in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The Board of Directors of the Fund consists of eight individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.


     Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     TERRY K. GLENN (58) -- President and Director (1)(2) -- Executive Vice President of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.


     DONALD CECIL (72) -- Director (2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     M. COLYER CRUM (66) -- Director (2)(3) -- 104 Westcliff Road, Weston, Massachusetts 02193. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.



     EDWARD H. MEYER (72) -- Director (2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising, Inc., since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. (stereo and audio equipment manufacturers) and Ethan Allen Interiors, Inc.



     JACK B. SUNDERLAND (70) -- Director (2)(3) -- P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.



     J. THOMAS TOUCHTON (60) -- Director (2)(3) -- Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33062. Managing Partner of The Witt Touchton Company and its predecessor, The Witt Co. (a private investment partnership), since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).



     FRED G. WEISS (57) -- Director (2)(3) -- 16410 Maddalena Place, Del Ray Beach, Florida 33446. Managing Director of FGW Associates since 1997; Vice President, Planning Investment, and Development of Warner Lambert Co. from 1979 to 1997.


     ARTHUR ZEIKEL (66) -- Director(1)(2) -- Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1999; Chairman of Princeton Services from 1997 to 1999 and Director thereof from 1993 to 1999; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

     JOSEPH T. MONAGLE, JR. (50) -- Senior Vice President (1)(2) -- Senior Vice President of the Manager and FAM since 1990; Department Head of the Global Fixed Income Division of the Manager and FAM since 1997; Senior Vice President of Princeton Services since 1993.



     GEORGE H. BURWELL (37) -- Senior Vice President and Portfolio Manager
(1)(2) -- First Vice President of the Manager and FAM since 1999; Senior Portfolio Manager for equities of Delaware Investments Family of Funds from 1992 to 1999.



     DONALD C. BURKE (38) -- Vice President and Treasurer (1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of the Manager from 1997 to 1999; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager since 1990.



     PHILLIP S. GILLESPIE (35) -- Secretary (1)(2) -- Attorney associated with the Manager and FAM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.


---------------

(1) Interested Person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more investment companies for which the Manager, or its affiliate FAM, acts as investment adviser or manager.


(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.



     As of the date of this Statement of Additional Information, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS


     The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Directors, a fee of $2,500 per year. The Fund pays the Chairman of the Committee an additional fee of $1,000 per year. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.



     The following table shows the estimated compensation to be earned by the non-interested Directors for the fiscal year ended April 30, 2000 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.



                                                                                                            AGGREGATE
                                                                    PENSION OR           ESTIMATED      COMPENSATION FROM
                                    POSITION                    RETIREMENT BENEFITS       ANNUAL         FUND AND OTHER
                                      WITH      COMPENSATION    ACCRUED AS PART OF     BENEFITS UPON        MLAM/FAM-
NAME                                  FUND       FROM FUND         FUND EXPENSE         RETIREMENT      ADVISED FUNDS(1)
----                                --------    ------------    -------------------    -------------    -----------------
Donald Cecil......................  Director       $9,000              None                None             $277,808
M. Colyer Crum....................  Director       $8,000              None                None             $116,600
Edward H. Meyer...................  Director       $8,000              None                None             $214,558
Jack B. Sunderland................  Director       $8,000              None                None             $133,600
J. Thomas Touchton................  Director       $8,000              None                None             $133,600
Fred G. Weiss.....................  Director       $8,000              None                None             $140,842


---------------

(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Crum (15 registered investment companies consisting of 15 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Sunderland (18 registered investment companies consisting of 30 portfolios); Mr. Touchton (18 registered investment companies consisting of 30 portfolios); and Mr. Weiss (15 registered investment companies consisting of 15 portfolios).

     Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.


     Management Fee. The Fund has entered into an investment management agreement with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund.


     Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. See "Purchase of Shares -- Distribution Plans."

     Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     The Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund. The following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the

Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

     Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

     Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM-advised investment companies. Certain persons who acquired shares of certain MLAM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

     Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of

Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM-advised funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund 21 shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

Contingent Deferred Sales Charges -- Class B Shares

     Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                                    CDSC AS A PERCENTAGE
                                                      OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE PAYMENT MADE            SUBJECT TO CHARGE
         --------------------------------           --------------------
0-1...............................................          4.0%
1-2...............................................          3.0%
2-3...............................................          2.0%
3-4...............................................          1.0%
4 and thereafter..................................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate. The Class B CDSC may also be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The CDSC also may be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill

Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plan."

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The conversion period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

     Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plans. See "Shareholder Services -- Fee-Based Programs."

     Shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc., a MLAM-advised continuously offered closed-end fund ("SFR II"), may reinvest the net proceeds from a sale of shares in a tender offer by SFR II in Class C shares of the Fund at their net asset value, without the imposition of any CDSC upon any subsequent redemption of the Class C shares, if the conditions set forth below are satisfied. In order to exercise this investment option, a shareholder of SFR II must sell his or her shares of common stock back to SFR II in connection with a tender offer conducted by SFR II and reinvest the proceeds immediately in Class C shares of the Fund. This investment option is available only with respect to SFR II shares as to which no Early Withdrawal Charge (as defined in the SFR II prospectus) is applicable. Purchase orders from SFR II shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the Class C shares of the Fund on such day.

Class B and Class C Sales Charge Information

     Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

     The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days.

REPURCHASE

     The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer within fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday, as of fifteen minutes after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

     The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Directors, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate act as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch Blueprint(SM) Program. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement with Merrill Lynch or not.


     Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

     Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original Select Pricing Fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program (the "MFA Program"). Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND (1-(800)-637-3863).

RETIREMENT PLANS

     Individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 or more for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

     Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends of ordinary income and/or capital gains paid in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined fifteen minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined fifteen minutes after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Contingent Deferred Sales Charges -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Conversion of Class B Shares to Class D Shares." If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) Account or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                              DIVIDENDS AND TAXES

DIVIDENDS

     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. Shareholders may elect in writing to receive any such dividends in cash. See "Shareholder Services -- Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Dividends are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares. Similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

TAXES

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on a October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options, futures and warrants) ("capital gain dividends") are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in options, futures and forward foreign exchange contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from future contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, other market indices or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

     The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Fund was incorporated under Maryland law on April 16, 1999. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures, (except that Class B shares have certain voting rights with respect to Class B share expenditures). The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related to the distribution of the shares within a class will be borne solely by such class. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. As of the date of this Statement of Additional Information, the Manager owned 100% of the outstanding common stock of the Fund. The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

INDEPENDENT AUDITORS

                                                  , has been selected as the
independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

                                                  , (the "Custodian") acts as
the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on April 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder,

Merrill Lynch Disciplined Equity Fund, Inc.:



     We have audited the accompanying statement of assets and liabilities of
Merrill Lynch Disciplined Equity Fund, Inc. as of           , 1999. This
financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.


     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of Merrill Lynch Disciplined
Equity Fund, Inc. as of           , 1999, in conformity with generally accepted
accounting principles.


          , 1999

                  MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                                           , 1999

Assets:
  Cash in Bank..............................................  $100,000
  Prepaid registration fees and offering costs (Note 3).....
                                                              --------
Total Assets................................................
Liabilities -- accrued expenses.............................
                                                              --------
Net Assets (equivalent to $0.10 per share on 2,500 Class A
  shares of Common Stock (par value $0.10), 2,500 Class B
  shares of Common Stock (par value $0.10), 2,500 Class C
  shares of Common Stock (par value $0.10) and 2,500 Class D shares of Common Stock (par value $0.10) outstanding with
  500,000,000 shares authorized) (Note 1)...................  $100,000
                                                              ========

---------------
Notes to Statement of Assets and Liabilities.


(1) Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 16, 1999. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 2,500 Class A shares, 2,500 Class B shares, 2,500 Class C shares and 2,500 Class D shares of Common Stock to Merrill Lynch Asset Management, L.P. (the "Manager").


(2) The Fund has entered into a management agreement (the "Management Agreement") with the Manager, and distribution agreements (the "Distribution Agreements") with Princeton Funds Distributor, Inc. (the "Distributor"). (See "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information.) Certain officers and/or directors of the Fund are officers and/or directors of the Manager and the Distributor.

(3) The Manager, on behalf of the Fund, will incur organization costs estimated
    at $          . Prepaid offering costs consist of legal and printing fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund. Prepaid registration fees are charged to income as the related shares are issued.

                     (This page intentionally left blank.)

CODE #16464-05-99

                           PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS.


EXHIBIT
NUMBER
-------
 1(a)   --   Articles of Incorporation of the Registrant, dated April 16,
             1999.(a)
 2      --   By-Laws of the Registrant.(a)
 3(a)   --   Portions of the Articles of Incorporation, as amended and
             supplemented, and By-Laws of the Registrant defining the
             rights of holders of shares of common stock of the
             Registrant.(b)
 4(a)   --   Form of Management Agreement, between the Registrant and
             MLAM.
  (b)   --   Form of Sub-Advisory Agreement between MLAM and Merrill
             Lynch Asset Management U.K. Limited.
 5(a)   --   Form of Class A Distribution Agreement between the
             Registrant and Princeton Funds Distributor, Inc. (the
             "Distributor") (including Form of Selected Dealers
             Agreement).
  (b)   --   Form of Class B Distribution Agreement between the
             Registrant and the Distributor.
  (c)   --   Form of Class C Distribution Agreement between the
             Registrant and the Distributor.
  (d)   --   Form of Class D Distribution Agreement between the
             Registrant and the Distributor.
 6      --   None.
 7      --   Custody Agreement between the Registrant and
                         .(d)
 8(a)   --   Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between the Registrant and
             Financial Data Services, Inc.
  (b)   --   Agreement between Merrill Lynch & Co., Inc. and Registrant relating to Registrant's use of Merrill Lynch name.
 9      --   Opinion of Brown & Wood LLP, counsel for the Registrant.(d)
10      --   Consent of           , independent auditors for the
             Registrant.(d)
11      --   None.
12      --   Certificate of Merrill Lynch Asset Management, L.P.(d)
13(a)   --   Form of Class B Distribution Plan of the Registrant and
             Class B Distribution Plan Sub-Agreement.
  (b)   --   Form of Class C Distribution Plan of the Registrant and
             Class C Distribution Plan Sub-Agreement.
  (c)   --   Form of Class D Distribution Plan of the Registrant and
             Class D Distribution Plan Sub-Agreement.
14      --   Not applicable.
15      --   Merrill Lynch Select Pricing(SM) System Plan pursuant to
             Rule 18f-3.(c)



---------------

(a)  Filed on April 20, 1999 as an Exhibit to the Registrant's
     Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 333-76581 (the "Registration
     Statement").
(b)  Reference is made to Article II, Article IV, Article V
     (sections 2, 3, 4 and 6), Article VI, Article VII and
     Article IX of the Registrant's Articles of Incorporation, previously filed as Exhibit (1), to the Registration
     Statement, and to Article II, Article III (sections 1, 3, 5,
     6 and 17), Article VI, Article VII, Article XII, Article
     XIII and Article XIV of the Registrant's By-Laws previously filed as Exhibit (2) to the Registration Statement.
(c) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch
     New York Municipal Bond Fund of Merrill Lynch Multi-State
     Municipal Series Trust filed on January 25, 1996.
(d)  To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person.

ITEM 25.  INDEMNIFICATION.

     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE MANAGER.

     Merrill Lynch Asset Management, L.P. ("MLAM" or "Manager"), acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill

Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment manager for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1996 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Giordano and Monagle are officers of one or more of such companies.

                                       POSITION(S) WITH         OTHER SUBSTANTIAL BUSINESS,
              NAME                       THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
ML & Co..........................  Limited Partner           Financial Services Holding
                                                             Company; Limited Partner of FAM
Princeton Services...............  General Partner           General Partner of FAM
Jeffrey M. Peek..................  President                 President of FAM; President and
                                                             Director of Princeton Services;
                                                             Executive Vice President of ML &
                                                             Co.; Managing Director and Co-Head
                                                             of the Investment Banking Division
                                                             of Merrill Lynch (in 1997); Senior
                                                             Vice President and Director of the
                                                             Global Securities and Economics
                                                             Division of Merrill Lynch (from
                                                             1995 to 1997).
Terry K. Glenn...................  Executive Vice President  Executive Vice President of FAM;
                                                             Executive Vice President and
                                                             Director of Princeton Services;
                                                             President and Director of PFD;
                                                             Director of FDS; President of
                                                             Princeton Administrators
Donald C. Burke..................  Senior Vice President,    Senior Vice President and
                                   Treasurer and Director    Treasurer of FAM; Senior Vice
                                   of Taxation               President and Treasurer of
                                                             Princeton Services; Vice President
                                                             of PFD; First Vice President of
                                                             the Investment Adviser from 1997
                                                             to 1999; Vice President of the
                                                             Investment Adviser from 1990 to
                                                             1997
Michael G. Clark.................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services; Treasurer and Director
                                                             of PFD; First Vice President of
                                                             the Investment Adviser from 1997
                                                             to 1999; Vice President of the
                                                             Investment Adviser from 1996 to
                                                             1997
Mark A. DeSario..................  Senior Vice President     Senior Vice President of FAM
Linda L. Federici................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Vincent R. Giordano..............  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Michael J. Hennewinkel...........  Senior Vice President,    Senior Vice President, Secretary
                                   Secretary and General     and General Counsel of FAM; Senior
                                   Counsel                   Vice President of Princeton
                                                             Services
Philip L. Kirstein...............  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President, General
                                                             Counsel, Director and Secretary of
                                                             Princeton Services

                                       POSITION(S) WITH         OTHER SUBSTANTIAL BUSINESS,
              NAME                       THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
              ----                 ------------------------  ----------------------------------
Ronald M. Kloss..................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Debra W. Landsman-Yaros..........  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services; Vice President of PFD
Stephen M. M. Miller.............  Senior Vice President     Executive Vice President of
                                                             Princeton Administrators; Senior
                                                             Vice President of Princeton
                                                             Services
Joseph T. Monagle, Jr. ..........  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services
Brian A. Murdock.................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services;
Gregory D. Upah..................  Senior Vice President     Senior Vice President of FAM;
                                                             Senior Vice President of Princeton
                                                             Services


     Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.


     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition,

Messrs. Glenn, Burke and Albert are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

                                                                   OTHER SUBSTANTIAL BUSINESS,
             NAME                 POSITIONS WITH MLAM U.K.      PROFESSION, VOCATION OR EMPLOYMENT
             ----                ---------------------------  --------------------------------------
Terry K. Glenn.................  Director and Chairman        Executive Vice President of MLAM and
                                                              FAM; Executive Vice President and
                                                              Director of Princeton Services;
                                                              President and Director of PFD;
                                                              President of Princeton Administrators
Alan J. Albert.................  Senior Managing Director     Vice President of MLAM
Nicholas C.D. Hall.............  Director                     Director of Merrill Lynch Europe PLC;
                                                              General Counsel of Merrill Lynch
                                                              International Private Banking Group
Donald C. Burke................  Treasurer                    Senior Vice President and Treasurer of
                                                              MLAM and FAM; Director of Taxation of
                                                              MLAM; Senior Vice President and
                                                              Treasurer of Princeton Services; Vice
                                                              President of PFD; First Vice President
                                                              of MLAM from 1997 to 1999; Vice
                                                              President of MLAM from 1990 to 1997
Carol Ann Langham..............  Company Secretary            None
Debra Anne Searle..............  Assistant Company Secretary  None

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                            POSITION(S) AND OFFICE(S)    POSITION(S) AND OFFICE(S)
                  NAME                               WITH PFD                 WITH REGISTRANT
                  ----                     ----------------------------  -------------------------
Terry K. Glenn...........................  President and Director        President and Director
Michael G. Clark.........................  Treasurer and Director        None
Thomas J. Verage.........................  Director                      None
Robert W. Crook..........................  Senior Vice President         None
Michael J. Brady.........................  Vice President                None
William M. Breen.........................  Vice President                None
Donald C. Burke..........................  Vice President                Vice President and
                                                                         Treasurer
James T. Fatseas.........................  Vice President                None
Debra W. Landsman-Yaros..................  Vice President                None
Michelle T. Lau..........................  Vice President                None
Salvatore Venezia........................  Vice President                None
William Wasel............................  Vice President                None
Robert Harris............................  Secretary                     None

     (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund -- Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 11th day of May, 1999.



                                          MERRILL LYNCH DISCIPLINED GROWTH FUND,
                                          INC. (Registrant)



                                          By:      /s/ TERRY K. GLENN

                                            ------------------------------------

                                                (Terry K. Glenn, President)



     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke, or Joseph T. Monagle, Jr., or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                    SIGNATURES                                  TITLE                   DATE
                    ----------                                  -----                   ----

                /s/ TERRY K. GLENN                  President and Director          May 11, 1999
--------------------------------------------------  (Principal Executive Officer)
                 (Terry K. Glenn)

               /s/ DONALD C. BURKE                  Treasurer (Principal Financial  May 11, 1999
--------------------------------------------------  and Accounting Officer)
                (Donald C. Burke)

                 /s/ DONALD CECIL                   Director                        May 11, 1999
--------------------------------------------------
                  (Donald Cecil)

                /s/ M. COLYER CRUM                  Director                        May 11, 1999
--------------------------------------------------
                 (M. Colyer Crum)

               /s/ EDWARD H. MEYER                  Director                        May 11, 1999
--------------------------------------------------
                (Edward H. Meyer)

              /s/ JACK B. SUNDERLAND                Director                        May 11, 1999
--------------------------------------------------
               (Jack B. Sunderland)

              /s/ J. THOMAS TOUCHTON                Director                        May 11, 1999
--------------------------------------------------
               (J. Thomas Touchton)

                /s/ FRED G. WEISS                   Director                        May 11, 1999
--------------------------------------------------
                 (Fred G. Weiss)

                /s/ ARTHUR ZEIKEL                   Director                        May 11, 1999
--------------------------------------------------
                 (Arthur Zeikel)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 4(a)   --   Form of Management Agreement, between the Registrant and
             MLAM.
  (b)   --   Form of Sub-Advisory Agreement between MLAM and Merrill
             Lynch Asset Management U.K. Limited.
 5(a)   --   Form of Class A Distribution Agreement between the
             Registrant and Princeton Funds Distributor, Inc. (the
             "Distributor") (including Form of Selected Dealers
             Agreement).
  (b)   --   Form of Class B Distribution Agreement between the
             Registrant and the Distributor.
  (c)   --   Form of Class C Distribution Agreement between the
             Registrant and the Distributor.
  (d)   --   Form of Class D Distribution Agreement between the
             Registrant and the Distributor.
 8(a)   --   Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between the Registrant and
             Financial Data Services, Inc.
  (b)   --   Agreement between Merrill Lynch & Co., Inc. and Registrant relating to Registrant's use of Merrill Lynch name.
13(a)   --   Form of Class B Distribution Plan of the Registrant and
             Class B Distribution Plan Sub-Agreement.
  (b)   --   Form of Class C Distribution Plan of the Registrant and
             Class C Distribution Plan Sub-Agreement.
  (c)   --   Form of Class D Distribution Plan of the Registrant and
             Class D Distribution Plan Sub-Agreement.